                                                             Exhibit 99.1
[LOGO] AIRCRAFT
       INFORMATION
       SERVICES, INC.


                               AIRPLANES LIMITED
                              22 Grenville Street
                                   St. Helier
                                     Jersey

                              AIRPLANES U.S. TRUST
                            1100 North Market Street
                              Rodney Square North
                              Wilmington, Delaware
                                      USA

                                 GPA GROUP PLC
                                   GPA House
                                    Shannon
                                    Ireland

                             BANKERS TRUST COMPANY
                                4 Albany Street
                               New York, New York
                                      USA

                       MORGAN STANLEY & CO. INCORPORATED
                                 1585 Broadway
                               New York, New York
                                      USA

------------------------------------------------------------------------------

                       ADJUSTED BASE MARKET VALUE OPINION
                               229 Aircraft Fleet

                            AISI File No.: A7S002BVO

                             Date: 28 February 1997

[LOGO] AIRCRAFT
       INFORMATION
       SERVICES, INC.


28 February 1997

Airplanes Limited
22 Grenville Street
St. Helier
Jersey

Airplanes U.S. Trust
1100 North Market Street
Rodney Square North
Wilmington, Delaware
USA

GPA Group plc
GPA House
Shannon
Ireland

Bankers Trust Company
4 Albany Street
New York, New York
USA

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York
USA

Subject:     Adjusted Base Value Opinion for 229 Aircraft.
             AISI File number: A7S002BVO

Dear Sirs:

In response to your request, Aircraft Information Services, Inc. (AISI) is pleased to offer our opinion to the above addresses of the adjusted base values of the Fleet of Aircraft as identified in Table I (the "Aircraft").

1.  METHODOLOGY AND DEFINITIONS

The historical standard term of reference for commercial aircraft value has been "half-life fair market value" of an "average" aircraft. However, "fair market value" could mean a fair value in the given market or a value in a hypothetical "fair" or balanced market, and the two

                                                                        [LOGO]

28 February 1997
AISI File No. A75002BVO
Page -2-

definitions are not equivalent. Recently, the term "base value" has been created to describe the theoretical balanced market condition and to avoid the potentially misleading term "fair market value" which has now become synonymous with the term "current market value" or a "fair" value in the actual current market. AISI value definitions are consistent with those of the International Society of Transport Aircraft Trading (ISTAT) of 01 January 1994; AISI is a member of that organization and employs an ISTAT Certified Senior Aircraft Appraiser.

AISI defines a "base value" as that of a transaction between equally willing and informed buyer and seller, neither under compulsion to buy or sell, for a single unit cash transaction with no hidden value or liability, and with supply and demand of the sale item roughly in balance. Base values are typically given for aircraft in "new" condition "average half-life" condition, or in a specifically described condition unique to a single aircraft at a specific time. An "average" aircraft is an operable airworthy aircraft in average physical condition and with average accumulated flight hours and cycles, with clear title and standard unrestricted certificate of airworthiness, and registered in an authority which does not represent a penalty to aircraft value or liquidity, with no damage history and with inventory configuration and level of modification which is normal for its intended use and age. AISI assumes average condition unless otherwise specified in this report. "Half-life" condition assumes that every component or maintenance service which has a prescribed interval that determines its service life, overhaul interval or interval between maintenance services, is at a condition which is one-half of the total interval.

AISI defines a "current market value" as that value which reflects the real market conditions, whether at above or below the base value conditions. Definitions of aircraft condition, buyer/seller qualifications and type of transaction remain unchanged from that of base value. Current market value takes into consideration the status of the economy in which the aircraft is used, the status of supply and demand for the particular aircraft type, the value of recent transactions and the opinions of informed buyers and sellers. Current market value assumes that there is no short term time constraint to buy or sell.


AISI encourages the use of base values only to consider historical trends, as a basis for long term future value considerations, or to consider how actual market values vary from theoretical base values. Base values are inappropriate to determine near term values. AISI encourages the use of current market values to consider the probable near term value of an aircraft.


AISI determines an "adjusted market value" by determining the value of known deviations from half-life condition, which may be better or worse than half-life condition, and to account for better or worse than average physical condition, and the inclusion of additional equipment, or absence of standard equipment.
Our opinion of the adjusted base values of the Aircraft are derived from information and specifications supplied by GPA Group plc. No physical inspection of the Aircraft or their essential records was made by AISI for the purposes of this report.

                                                                       [LOGO]

28 February 1997
AISI File No. A7S002BVO
Page -3-

2.  VALUATION

Adjustments from half life have been applied based on the current maintenance status of the Aircraft as indicated in the Aircraft General Specification sheets supplied to AISI and in accordance with standard AISI methods. Adjustments are calculated only where there is sufficient information to do so, or where reasonable assumptions can be made.

With regard to airframe and gear maintenance, if no time between check/overhaul
(TBO) or time since check/overhaul (TSO) information was provided, and if the total hours/cycles of the airframe do not exceed the TBO limits then the total hours/cycles of the airframe were assumed to be the TSO. This was typical of newer aircraft. If no information was provided and if the TSO could not be calculated, then half life was assumed.

With regard to the engines, due to the lack of information provided, all engines are considered to be in half life condition.

All hours and cycle information provided for airframe, C Check, D Check, gear and engines have been projected from the Aircraft General Specification sheet dates to 31 January 1997 based on a daily utilization factor calculated for each aircraft.

It is our considered opinion that the adjusted base market values of the Aircraft are as follows in Table I subject to the assumptions, definitions, and disclaimers herein.

Unless otherwise agreed by Aircraft Information Services, Inc. (AISI) in writing, this report shall be for the sole use of the client/addressee. This report is offered as a fair and unbiased assessment of the subject aircraft. AISI has no past, present, or anticipated future interest in the subject aircraft. The conclusions and opinions expressed in this report are based on published information, information provided by others, reasonable interpretations and calculations thereof and are given in good faith. Such conclusions and opinions are judgements that reflect conditions and values which are current at the time of this report. The values and conditions reported upon are subject to any subsequent change. AISI shall not be liable to any party for damages arising out of reliance or alleged reliance on this report, or for any parties action or failure to act as a result of reliance or alleged reliance on this report.

Sincerely,

AIRCRAFT INFORMATION SERVICES, INC.



Fred E. Bearden
President
FB/JDM/jm

                                                                      [LOGO]

                         TABLE I - AISI FILE A7S002BVO
                               February 28, 1997

                       FLEET VALUATION - AIRPLANES FLEET

                                                                                  ADJUSTED
                                      DATE OF                                    BASE VALUE
                          SERIAL    MANUFACTURE                                    JAN-97
 No.       AIRCRAFT       NUMBER     (MM/DD/YY)       MTOW         ENGINE        US DOLLARS
  1      A300-B4-100          9       12/26/74       347,222      CF6-50C2         4,640,000
  2      A300-B4-100         12       05/20/75       347,222      CF6-50C2         6,810,000
  3      A300-B4-100         20       10/01/75       347,222      CF6-50C2         6,890,000
  4      A300-B4-200        131       02/07/81       363,700      CF6-50C2         9,070,000
  5      A300-B4-200        269       08/11/83       363,700      CF6-50C2        11,530,000
  6      A300-C4-200         83       05/01/79       363,700      CF6-50C2        11,790,000
  7      A320-200           174       04/01/91       166,446      CFM56-5A1       31,790,000
  8      A320-200           175       04/01/91       166,446      CFM56-5A1       31,790,000
  9      A320-200           203       09/01/91       166,446      CFM56-5A3       32,110,000
 10      A320-200           220       09/01/91       166,446      CFM56-5A3       32,110,000
 11      A320-200           232       10/01/91       166,446      CFM56-5A1       31,870,000
 12      A320-200           284       03/09/92       166,446      CFM56-5A1       33,590,000
 13      A320-200           294       04/02/92       166,446      CFM56-5A3       33,820,000
 14      A320-200           301       04/22/92       166,446      CFM56-5A3       33,750,000
 15      A320-200           309       05/13/92       166,446      CFM56-5A1       33,630,000
 16      A320-200           348       07/17/92       169,753      CFM56-5A1       33,780,000
 17      A320-200           349       10/30/92       166,446      CFM56-5A3       33,830,000
 18      A320-200           404       01/01/94       166,446      CFM56-5A1       38,280,000
 19      ATR-42-300         109       10/14/88        36,800      PW120            6,750,000
 20      ATR-42-300         113       11/18/88        36,800      PW120            6,810,000
 21      ATR-42-300         249       06/01/91        36,800      PW120            8,500,000
 22      ATR-42-300         284       01/01/92        36,800      PW121            9,100,000
 23      B727-200A        21346       10/01/80       190,500      JT8D-17R         4,670,000
 24      B727-200A        21600       11/01/80       190,500      JT8D-17R         4,800,000
 25      B737-200A        20922       08/01/74       117,000      JT8D-9A          3,600,000
 26      B737-200A        20958       01/01/75       117,000      JT8D-9A          3,930,000
 27      B737-200A        20959       02/04/75       117,000      JT8D-9A          3,940,000
 28      B737-200A        21115       12/01/75       117,000      JT8D-9A          3,960,000
 29      B737-200A        21192       03/01/76       119,500      JT8D-17          4,990,000
 30      B737-200A        21193       07/01/76       119,500      JT8D-17          4,750,000
 31      B737-200A        21196       07/01/76       119,500      JT8D-17          4,770,000
 32      B737-200A        21206       02/26/76       115,500      JT8D-17          4,590,000
 33      B737-200A        21639       11/01/78       117,000      JT8D-9A          5,010,000
 34      B737-200A        21685       01/01/79       119,500      JT8D-17          6,160,000
 35      B737-200A        21712       02/01/79       117,000      JT8D-9A          5,750,000
 36      B737-200A        21735       06/01/79       119,500      JT8D-15          6,270,000
 37      B737-200A        21960       03/01/80       117,000      JT8D-15          6,420,000

                                                                      [LOGO]


                         TABLE I - AISI FILE A7S002BVO
                               February 28, 1997

                       FLEET VALUATION - AIRPLANES FLEET

                                                                                  ADJUSTED
                                      DATE OF                                    BASE VALUE
                          SERIAL    MANUFACTURE                                    JAN-97
 NO.       AIRCRAFT       NUMBER     (MM/DD/YY)       MTOW         ENGINE        US DOLLARS
 38      B737-200A        22090       05/01/80       117,000      JT8D-15          6,450,000
 39      B737-200A        22278       03/19/80       121,500      JT8D-15          6,450,000
 40      B737-200A        22368       09/01/80       119,500      JT8D-15          6,210,000
 41      B737-200A        22369       09/01/80       119,500      JT8D-15          6,240,000
 42      B737-200A        22396       02/01/81       119,500      JT8D-15          6,710,000
 43      B737-200A        22397       02/01/81       117,000      JT8D-15          6,640,000
 44      B737-200A        22407       09/01/80       124,500      JT8D-17A         6,840,000
 45      B737-200A        22453       03/01/81       119,500      JT8D-15          6,370,000
 46      B737-200A        22632       02/01/82       117,000      JT8D-15          6,460,000
 47      B737-200A        22633       03/01/81       121,000      JT8D-15          7,090,000
 48      B737-200A        22802       02/01/83       124,500      JT8D-17A         7,350,000
 49      B737-200A        22803       02/14/83       124,500      JT8D-17A         7,480,000
 50      B737-200A        22804       02/01/83       124,500      JT8D-17A         7,090,000
 51      B737-200A        22873       07/01/82       117,000      JT8D-9A          6,380,000
 52      B737-200A        22979       03/01/83       117,000      JT8D-15          7,000,000
 53      B737-200A        23023       03/30/83       117,000      JT8D-17A         7,180,000
 54      B737-200A        23024       05/01/83       117,000      JT8D-17A         7,280,000
 55      B737-200QC       23065       10/15/83       124,500      JT8D-17A         8,300,000
 56      B737-200QC       23066       12/09/83       124,500      JT8D-17A         8,500,000
 57      B737-300         23177       04/01/86       135,000      CFM56-3B1       21,790,000
 58      B737-300         23749       05/01/87       137,000      CFM56-3B2       22,390,000
 59      B737-300         23923       04/01/88       138,500      CFM56-3B2       23,560,000
 60      B737-300         24770       10/01/90       135,000      CFM56-3B1       24,690,000
 61      B737-300         24905       02/01/91       130,000      CFM56-3C1       26,120,000
 62      B737-300         24907       03/01/91       130,000      CFM56-3C1       25,930,000
 63      B737-300         25179       02/12/92       138,500      CFM56-3C1       27,390,000
 64      B737-300         25187       03/14/92       138,500      CFM56-3C1       27,390,000
 65      B737-300         26852       04/20/92       135,000      CFM56-3B2       27,070,000
 66      B737-300QC       23499       06/01/86       135,000      CFM56-3B1       22,720,000
 67      B737-300QC       23500       06/01/86       135,000      CFM56-3B1       22,670,000
 68      B737-400         24345       06/01/89       138,500      CFM56-3C1       25,860,000
 69      B737-400         24493       07/14/89       142,500      CFM56-3C1       26,170,000
 70      B737-400         24520       01/16/90       142,500      CFM56-3C1       26,860,000
 71      B737-400         24683       08/07/90       150,000      CFM56-3C1       27,340,000
 72      B737-400         24684       04/01/90       150,000      CFM56-3C1       27,210,000
 73      B737-400         24687       05/25/90       150,000      CFM56-3C1       28,000,000
 74      B737-400         24689       07/03/90       150,000      CFM56-3C1       27,040,000


                                                                      [LOGO]


                         TABLE I - AISI FILE A7S002BVO
                               February 28, 1997

                       FLEET VALUATION - AIRPLANES FLEET

                                                                                  ADJUSTED
                                       DATE OF                                   BASE VALUE
                         SERIAL      MANUFACTURE                                   JAN-97
No.     AIRCRAFT         NUMBER      (MM/DD/YY)     MTOW         ENGINE          US DOLLARS
75      B737-400         24690       07/01/90       150,000       CFM56-3C1       27,170,000
76      B737-400         24691       08/09/90       150,000       CFM56-3C1       27,320,000
77      B737-400         24906       04/01/91       142,500       CFM56-3C1       28,150,000
78      B737-400         24911       04/01/91       150,000       CFM56-3C1       28,380,000
79      B737-400         24912       06/14/91       142,500       CFM56-3C1       28,170,000
80      B737-400         24917       06/24/91       150,000       CFM56-3C1       28,110,000
81      B737-400         25180       01/21/92       150,000       CFM56-3C1       29,500,000
82      B737-400         25181       02/03/92       150,000       CFM56-3C1       29,420,000
83      B737-400         25184       03/02/92       150,000       CFM56-3C1       29,530,000
84      B737-400         25190       04/07/92       150,000       CFM56-3C1       29,650,000
85      B737-400         25261       04/09/92       150,000       CFM56-3C1       29,540,000
86      B737-400         26065       05/01/92       150,000       CFM56-3C1       29,420,000
87      B737-400         26069       11/02/92       150,000       CFM56-3C1       29,600,000
88      B737-400         26071       11/13/92       150,000       CFM56-3C1       29,610,000
89      B737-400         26081       03/10/93       150,000       CFM56-3C1       31,090,000
90      B737-500         24897       02/26/91       133,500       CFM56-3C1       21,590,000
91      B737-500         25182       02/03/92       133,500       CFM56-3C1       22,740,000
92      B737-500         25183       02/14/92       133,500       CFM56-3C1       22,850,000
93      B737-500         25185       02/18/92       133,500       CFM56-3C1       22,590,000
94      B737-500         25186       03/11/92       133,500       CFM56-3C1       22,600,000
95      B737-500         25188       03/12/92       133,500       CFM56-3C1       22,800,000
96      B737-500         25191       04/10/92       133,500       CFM56-3C1       22,770,000
97      B737-500         25192       04/14/92       133,500       CFM56-3C1       22,660,000
98      B737-500         25288       06/16/92       133,500       CFM56-3C1       22,590,000
99      B737-500         25289       06/12/92       133,500       CFM56-3C1       22,600,000
100     B737-500         26075       10/23/92       133,500       CFM56-3C1       22,710,000
101     B747-200M        21730       06/07/79       805,000       JT9D-7Q         36,160,000
102     B757-200ER       26151       07/23/92       250,000       RB211-535E4     49,010,000
103     B757-200ER       26154       09/22/92       230,000       RB211-535E4     48,170,000
104     B757-200ER       26156       11/25/92       240,000       RB211-535E4     48,670,000
105     B767-200ER       25421       01/14/92       387,000       PW4056          63,460,000
106     B767-300ER       24948       07/19/91       407,000       PW4060          69,240,000
107     B767-300ER       25411       01/15/92       407,000       PW4060          72,930,000
108     B767-300ER       26200       09/01/92       407,000       PW4060          72,740,000
109     B767-300ER       26204       10/01/92       407,000       PW4060          72,980,000
110     DC10-30          46976       12/14/78       572,000       CF6-50-C2       14,790,000
111     DC10-30          46978       11/29/78       572,000       CF6-50-C2       14,940,000


                                                                      [LOGO]

                         TABLE I - AISI FILE A7S002BVO
                               February 28, 1997

                       FLEET VALUATION - AIRPLANES FLEET



                                                                                  ADJUSTED
                                      DATE OF                                    BASE VALUE
                          SERIAL    MANUFACTURE                                    JAN-97
 No.       AIRCRAFT       NUMBER     (MM/DD/YY)       MTOW          ENGINE        US DOLLARS
112     DC10-30F         47841       07/03/80       580,000       CF6-50-C2      23,270,000
113     DC10-30F         47842       04/08/80       580,000       CF6-50-C2      23,270,000
114     DC8-71F          45810       05/07/67       328,000       CFM56-2C1      17,690,000
115     DC8-71F          45811       07/01/67       328,000       CFM56-2C1      17,250,000
116     DC8-71F          45812       02/17/68       328,000       CFM56-2C1      17,790,000
117     DC8-71F          45813       01/26/67       328,000       CFM56-2C1      18,010,000
118     DC8-71F          45849       04/30/67       328,000       CFM56-2C1      17,690,000
119     DC8-71F          45941       12/23/67       328,000       CFM56-2C1      17,690,000
120     DC8-71F          45945       03/01/68       328,000       CFM56-2C1      17,500,000
121     DC8-71F          45946       03/14/68       328,000       CFM56-2C1      17,790,000
122     DC8-71F          45947       03/20/68       328,000       CFM56-2C1      17,790,000
123     DC8-71F          45970       03/29/68       328,000       CFM56-2C1      17,790,000
124     DC8-71F          45971       05/12/68       328,000       CFM56-2C1      17,600,000
125     DC8-71F          45973       05/20/68       328,000       CFM56-2C1      17,870,000
126     DC8-71F          45974       06/21/68       328,000       CFM56-2C1      17,790,000
127     DC8-71F          45975       06/25/68       328,000       CFM56-2C1      17,430,000
128     DC8-71F          45976       07/26/68       328,000       CFM56-2C1      17,790,000
129     DC8-71F          45977       07/16/68       328,000       CFM56-2C1      17,790,000
130     DC8-71F          45978       07/31/68       328,000       CFM56-2C1      17,980,000
131     DC8-71F          45983       04/19/68       328,000       CFM56-2C1      17,790,000
132     DC8-71F          45993       08/06/68       328,000       CFM56-2C1      17,980,000
133     DC8-71F          45994       08/27/68       328,000       CFM56-2C1      17,840,000
134     DC8-71F          45995       08/06/68       328,000       CFM56-2C1      17,790,000
135     DC8-71F          45996       10/01/68       328,000       CFM56-2C1      17,790,000
136     DC8-71F          45997       11/01/68       328,000       CFM56-2C1      17,790,000
137     DC8-71F          45998       10/22/68       328,000       CFM56-2C1      17,540,000
138     DC8-71F          46039       03/01/69       328,000       CFM56-2C1      17,890,000
139     DC8-71F          46065       06/04/69       328,000       CFM56-2C1      17,850,000
140     DC8-71F          46066       05/01/69       328,000       CFM56-2C1      17,890,000
141     DC8-73CF         46091       04/04/70       355,000       CFM56-2C1      21,290,000
142     DC9-14           45736       08/01/66        90,700       JT8D-7B         1,080,000
143     DC9-14           45743       05/01/66        90,700       JT8D-7B         1,080,000
144     DC9-15           45785       11/01/66        90,700       JT8D-7A         1,080,000
145     DC9-15           45786       03/01/67        90,700       JT8D-7B         1,120,000
146     DC9-15           47059       05/01/67        90,700       JT8D-7A         1,120,000
147     DC9-15           47085       07/01/67        90,700       JT8D-7A         1,120,000
148     DC9-15           47122       12/01/67        90,700       JT8D-7A         1,120,000




                                                                      [LOGO]

                         TABLE I - AISI FILE A7S002BVO
                               February 28, 1997

                       FLEET VALUATION - AIRPLANES FLEET



                                                                                  ADJUSTED
                                      DATE OF                                    BASE VALUE
                          SERIAL    MANUFACTURE                                    JAN-97
 NO.       AIRCRAFT       NUMBER     (MM/DD/YY)       MTOW         ENGINE        US DOLLARS
149      DC9-15           47126       10/01/68        90,700       JT8D-7A         1,170,000
150      DC9-32           47594       02/01/74       108,000       JT8D-17         4,210,000
151      DC9-32           48125       04/01/80       108,000       JT8D-17         5,340,000
152      DC9-32           48126       04/01/80       108,000       JT8D-17         5,150,000
153      DC9-32           48127       07/01/80       108,000       JT8D-17         5,440,000
154      DC9-32           48128       08/01/80       108,000       JT8D-17         5,480,000
155      DC9-32           48129       11/01/80       108,000       JT8D-17         5,380,000
156      DC9-32           48130       12/01/80       108,000       JT8D-17         5,580,000
157      DC9-51           47742       06/01/77       121,000       JT8D-17         5,590,000
158      DC9-51           47784       05/01/79       121,000       JT8D-17         5,760,000
159      DC9-51           47796       04/01/79       121,000       JT8D-17         5,920,000
160      DC9-51           48122       01/26/81       121,000       JT8D-17         5,940,000
161      DHC8-100         113         09/01/88        34,500       PW120-A         6,500,000
162      DHC8-100         140         03/01/89        34,500       PW120-A         6,900,000
163      DHC8-100         144         03/01/89        34,500       PW120-A         6,890,000
164      DHC8-100         229         09/01/90        34,500       PW121           7,270,000
165      DHC8-100         258         01/01/91        34,500       PW121           7,730,000
166      DHC8-100         270         05/01/91        34,500       PW120-A         7,760,000
167      DHC8-300         232         10/20/90        41,100       PW123           9,070,000
168      DHC8-300         244         12/01/90        41,000       PW123           9,070,000
169      DHC8-300         266         03/20/91        43,000       PW123           9,920,000
170      DHC8-300         267         04/04/91        43,000       PW123           9,910,000
171      DHC8-300         276         05/13/91        43,000       PW123           9,910,000
172      DHC8-300         283         09/01/91        43,000       PW123           9,930,000
173      DHC8-300         293         10/01/91        43,000       PW123           9,940,000
174      DHC8-300         296         10/01/91        43,000       PW123           9,930,000
175      DHC8-300         298         06/30/91        43,000       PW123           9,920,000
176      DHC8-300         300         06/30/91        43,000       PW123           9,920,000
177      DHC8-300         307         12/01/91        43,000       PW123           9,900,000
178      DHC8-300         334         10/08/92        43,000       PW123          10,760,000
179      DHC8-300         342         06/30/93        43,000       PW123          11,690,000
180      DHC8-300C        230         10/01/90        43,000       PW123          10,110,000
181      DHC8-300C        242         11/01/90        43,000       PW123          10,140,000
182      F100             11266       08/17/90        98,000       RB183MK650-15  18,340,000
183      F100             11284       07/31/90        98,000       RB183MK650-15  18,740,000
184      F100             11285       08/01/90        98,000       RB183MK650-15  18,690,000
185      F100             11304       02/27/91        98,000       RB183MK650-15  19,320,000


                                                                      [LOGO]

                         TABLE I - AISI FILE A7S002BVO
                               February 28, 1997

                       FLEET VALUATION - AIRPLANES FLEET



                                                                                  ADJUSTED
                                      DATE OF                                    BASE VALUE
                          SERIAL    MANUFACTURE                                    JAN-97
 No.       AIRCRAFT       NUMBER     (MM/DD/YY)       MTOW           ENGINE        US DOLLARS
186      F100             11305       04/19/91        98,000      RB183MK650-15   19,270,000
187      F100             11309       05/16/91        98,000      RB183MK650-15   19,260,000
188      F100             11319       04/05/91        98,000      RB183MK650-15   19,280,000
189      F100             11336       06/05/91        98,000      RB183MK650-15   19,490,000
190      F100             11339       07/01/91        98,000      RB183MK650-15   19,430,000
191      F100             11347       10/01/91        98,000      RB183MK650-15   19,400,000
192      F100             11348       08/06/91        98,000      RB183MK650-15   19,180,000
193      F100             11371       12/19/91        98,000      RB183MK650-15   19,170,000
194      F100             11374       01/20/92        98,000      RB183MK650-15   20,200,000
195      F100             11375       12/01/92        98,000      RB183MK650-15   20,190,000
196      F100             11382       03/01/92        98,000      RB183MK650-15   20,230,000
197      F100             11384       03/01/92        98,000      RB183MK650-15   20,240,000
198      MD11             48499       12/31/91       618,000      CF6-80C2D1F     93,950,000
199      MD11             48500       03/01/92       618,000      CF6-80C2D1F     97,290,000
200      MD11             48501       09/01/92       618,000      CF6-80C2D1F     97,330,000
201      MD-82            49660       03/01/88       149,500      JT8D-217        21,760,000
202      MD-82            49667       01/21/88       149,500      JT8D-217A       21,770,000
203      MD-83            49390       04/01/86       160,000      JT8D-219        22,150,000
204      MD-83            49442       04/29/87       160,000      JT8D-219        22,720,000
205      MD-83            49575       10/01/87       160,000      JT8D-219        22,700,000
206      MD-83            49620       07/01/88       160,000      JT8D-219        23,790,000
207      MD-83            49624       08/01/88       160,000      JT8D-219        23,700,000
208      MD-83            49626       10/22/88       160,000      JT8D-219        23,620,000
209      MD-83            49631       06/01/89       160,000      JT8D-219        24,600,000
210      MD-83            49672       07/01/88       160,000      JT8D-219        23,580,000
211      MD-83            49709       12/01/88       160,000      JT8D-219        23,650,000
212      MD-83            49789       09/23/89       160,000      JT8D-219        24,760,000
213      MD-83            49792       11/01/89       160,000      JT8D-219        24,620,000
214      MD-83            49935       09/26/90       160,000      JT8D-219        25,510,000
215      MD-83            49936       10/06/90       160,000      JT8D-219        25,500,000
216      MD-83            49938       12/01/90       160,000      JT8D-219        25,360,000
217      MD-83            49939       10/26/90       160,000      JT8D-219        25,610,000
218      MD-83            49941       12/01/90       160,000      JT8D-219        25,480,000
219      MD-83            49943       07/01/91       160,000      JT8D-219        26,600,000
220      MD-83            49946       07/18/91       160,000      JT8D-219        26,580,000
221      MD-83            49949       08/05/91       160,000      JT8D-219        26,560,000
222      MD-83            49950       11/01/91       160,000      JT8D-219        26,770,000



                                                                      [LOGO]

                         TABLE I - AISI FILE A7S002BVO
                               February 28, 1997

                       FLEET VALUATION - AIRPLANES FLEET



                                                                                  ADJUSTED
                                      DATE OF                                    BASE VALUE
                          SERIAL    MANUFACTURE                                    JAN-97
 No.       AIRCRAFT       NUMBER     (MM/DD/YY)       MTOW         ENGINE        US DOLLARS
223      MD-83            49951       08/25/91       160,000       JT8D-219        26,340,000
224      MD-83            53120       07/29/92       160,000       JT8D-219        27,710,000
225      MD-83            53125       04/02/92       160,000       JT8D-219        27,720,000
226      MD-87            49673       12/01/88       149,000       JT8D-219        19,220,000
227      METRO III          705       08/01/88        16,000       TPE331-11        1,880,000
228      METRO III          711       03/01/88        16,000       TPE331-11        1,880,000
229      METRO III          712       06/01/88        16,000       TPE331-11        1,880,000

                                                             Totals:          $4,446,410,000
